Exhibit 99.1

PRESS RELEASE

Blackbaud Announces 2021 First Quarter Results
First Quarter Cash Flow from Operations Increases $55 million Year-Over-Year
Charleston, S.C. (April 28, 2021) - Blackbaud (NASDAQ: BLKB), the world's leading cloud software company powering social good, today announced financial results for its first quarter ended March 31, 2021.
"Our first quarter performance combined with an improving macro environment has us well positioned for a strong and successful year ahead," said Mike Gianoni, president and CEO, Blackbaud. "The progress being made to distribute COVID vaccines is encouraging for our market, our customers and our company. As we look to extend our leadership position in this market, we're accelerating investments in key areas like digital marketing, engineering, security and customer success, and our sights are set on the substantial opportunity ahead of us to drive meaningful acceleration in financial performance in the context of Rule of 40. Overall, we had a strong start to the year, and I'm increasingly optimistic about what's to come in 2021 and over the next several years."
First Quarter 2021 Results Compared to First Quarter 2020 Results:
•Total GAAP revenue was $219.2 million, down 2.0%, with $206.8 million in GAAP recurring revenue, up 0.9%.
•Non-GAAP organic recurring revenue increased 0.9%.
•GAAP income from operations was $6.6 million, with GAAP operating margin of 3.0%, a decrease of 80 basis points.
•Non-GAAP income from operations was $47.2 million, with non-GAAP operating margin of 21.5%, an increase of 630 basis points.
•GAAP net loss was $0.2 million, with GAAP diluted earnings per share of $0.00, down $0.10 per share.
•Non-GAAP net income was $32.8 million, with non-GAAP diluted earnings per share of $0.68, up $0.17 per share.
•Non-GAAP adjusted EBITDA was $57.2 million, up $12.5 million, with non-GAAP adjusted EBITDA margin of 26.1%.
•GAAP net cash provided by operating activities was $30.1 million, an increase of $54.6 million.
•Non-GAAP free cash flow was $17.3 million, an increase of $55.6 million.
"Our first quarter results are encouraging as we continue to see strength in online payments and durability in our recurring revenue streams," said Tony Boor, executive vice president and CFO. "We had solid bookings performance to start the year while reducing customer acquisition costs, and we continued to make accelerated investments in critical areas of the business. As expected, one-time services and other revenue continues to decline which creates a drag on overall revenue growth but is positive over the long term. With one quarter behind us, we have increasing visibility into our near-term performance, and as we exit the pandemic, we see significant growth opportunities ahead of us. Our latest modeling gives us heightened confidence we may have upside to our best estimate for 2021, and the trends we're seeing to start the year combined with favorable foreign exchange rates significantly reduces the likelihood of our downside revenue scenario."
An explanation of all non-GAAP financial measures referenced in this press release is included below under the heading "Non-GAAP Financial Measures." A reconciliation of the company's non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

PRESS RELEASE
Recent Company Highlights
•The company released its annual social responsibility report including voluntary ESG disclosures aligned with Sustainability Accounting Standards Board (SASB) and Global Reporting Initiative (GRI) standards.
•Blackbaud announced it has joined the United Nations (UN) Global Compact initiative, building on its commitment to ESG.
•Blackbaud executive management outlined the company's strategic outlook during a virtual investor session
•Blackbaud Chief Marketing Officer Catherine LaCour was named one of the 2021 Top 50 Most Powerful Women in Technology by the National Diversity Council and DiversityFIRSTTM.
•The Blackbaud Institute released its ninth-annual Charitable Giving Report, which found online giving grew 21% in 2020, amidst a global pandemic.
•The company announced Blackbaud Grantmaking is now available in SKY UX interface making advanced grant management technology accessible anywhere via any browser on any device.
•Blackbaud expanded global capabilities for YourCause®, announcing a new in-market partnership with GlobalGiving that connects companies to the largest set of charity organizations to accelerate employee giving and volunteering around the world.
•Leading enterprise higher education institutions rely on Blackbaud CRMTM to empower teams across campus, strengthen constituent engagement and achieve better fundraising results.
Visit www.blackbaud.com/newsroom for more information about Blackbaud’s recent highlights.
Conference Call Details
What:    Blackbaud's 2021 First Quarter Conference Call
When:    April 29, 2021
Time:     8:00 a.m. (Eastern Time)
Live Call:     1-877-407-3088 (US/Canada)
Webcast:    Blackbaud's Investor Relations Webpage
About Blackbaud
Blackbaud (NASDAQ: BLKB) is the world’s leading cloud software company powering social good. Serving the entire social good community—nonprofits, higher education institutions, K–12 schools, healthcare organizations, faith communities, arts and cultural organizations, foundations, companies and individual change agents—Blackbaud connects and empowers organizations to increase their impact through cloud software, services, expertise and data intelligence. The Blackbaud portfolio is tailored to the unique needs of vertical markets, with solutions for fundraising and CRM, marketing, advocacy, peer-to-peer fundraising, corporate social responsibility, school management, ticketing, grantmaking, financial management, payment processing and analytics. Serving the industry for nearly four decades, Blackbaud is headquartered in Charleston, South Carolina, and has operations in the United States, Australia, Canada, Costa Rica and the United Kingdom. For more information, visit www.blackbaud.com, or follow us on Twitter, LinkedIn, Instagram, and Facebook.

Investor Contact:	Media Contact:
Steve Hufford	media@blackbaud.com
Director, Investor Relations
IR@blackbaud.com

PRESS RELEASE
Forward-Looking Statements
Except for historical information, all of the statements, expectations, and assumptions contained in this news release are forward-looking statements which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the predictability of our financial condition and results of operations. These statements involve a number of risks and uncertainties. Although Blackbaud attempts to be accurate in making these forward-looking statements, it is possible that future circumstances might differ from the assumptions on which such statements are based. In addition, other important factors that could cause results to differ materially include the following: management of integration of acquired companies; uncertainty regarding increased business and renewals from existing customers; a shifting revenue mix that may impact gross margin; continued success in sales growth; cybersecurity and data protection risks; uncertainty regarding the COVID-19 disruption; potential litigation involving us; and the other risk factors set forth from time to time in the SEC filings for Blackbaud, copies of which are available free of charge at the SEC’s website at www.sec.gov or upon request from Blackbaud's investor relations department. Blackbaud assumes no obligation and does not intend to update these forward-looking statements, except as required by law.
Trademarks
All Blackbaud product names appearing herein are trademarks or registered trademarks of Blackbaud, Inc.
Non-GAAP Financial Measures
Blackbaud has provided in this release financial information that has not been prepared in accordance with GAAP. Blackbaud uses non-GAAP financial measures internally in analyzing its operational performance. Accordingly, Blackbaud believes these non-GAAP measures are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance and trends and in comparing its financial results from period-to-period with other companies in Blackbaud's industry, many of which present similar non-GAAP financial measures to investors. However, these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies.
The non-GAAP financial measures discussed above exclude the impact of certain transactions that Blackbaud believes are not directly related to its operating performance in any particular period, but are for its long-term benefit over multiple periods. Blackbaud believes these non-GAAP financial measures reflect its ongoing business in a manner that allows for meaningful period-to-period comparisons and analysis of trends in its business.
While Blackbaud believes these non-GAAP measures provide useful supplemental information, non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measures.
Non-GAAP free cash flow is defined as operating cash flow less capital expenditures, including costs required to be capitalized for software development, and capital expenditures for property and equipment.
In addition, Blackbaud uses non-GAAP organic revenue growth, non-GAAP organic revenue growth on a constant currency basis and non-GAAP organic recurring revenue growth, in analyzing its operating performance. Blackbaud believes that these non-GAAP measures are useful to investors, as a supplement to GAAP measures, for evaluating the periodic growth of its business on a consistent basis. Each of these measures excludes incremental acquisition-related revenue attributable to companies acquired in the current fiscal year. For companies acquired in the immediately preceding fiscal year, each of these measures reflects presentation of full-year incremental non-GAAP revenue derived from such companies as if they were combined throughout the prior period, and it includes

PRESS RELEASE
the non-GAAP revenue attributable to those companies, as if there were no acquisition-related write-downs of acquired deferred revenue to fair value as required by GAAP. In addition, each of these measures excludes prior period revenue associated with divested businesses. The exclusion of the prior period revenue is to present the results of the divested businesses within the results of the combined company for the same period of time in both the prior and current periods. Blackbaud believes this presentation provides a more comparable representation of its current business’ organic revenue growth and revenue run-rate
Rule of 40 is defined as non-GAAP organic revenue growth plus non-GAAP adjusted EBITDA margin. Non-GAAP adjusted EBITDA is defined as GAAP net income plus interest, net; income tax provision; depreciation; amortization of intangible assets from business combinations; amortization of software development costs; acquisition-related deferred revenue write-down; stock-based compensation; acquisition-related integration costs; acquisition-related expenses; employee severance; and restructuring and other real estate activities.

Blackbaud, Inc.
Consolidated Balance Sheets
(Unaudited)

(dollars in thousands)	March 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$27,753	$35,750
Restricted cash	255,158	609,219
Accounts receivable, net of allowance of $10,361 and $10,292 at March 31, 2021 and December 31, 2020, respectively	83,333	95,404
Customer funds receivable	945	321
Prepaid expenses and other current assets	98,095	78,366
Total current assets	465,284	819,060
Property and equipment, net	105,124	105,177
Operating lease right-of-use assets	20,055	22,671
Software development costs, net	113,624	111,827
Goodwill	637,113	635,854
Intangible assets, net	269,118	277,506
Other assets	74,022	72,639
Total assets	$1,684,340	$2,044,734
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$35,274	$27,836
Accrued expenses and other current liabilities	53,013	52,228
Due to customers	254,947	608,264
Debt, current portion	12,875	12,840
Deferred revenue, current portion	290,025	312,236
Total current liabilities	646,134	1,013,404
Debt, net of current portion	537,924	518,193
Deferred tax liability	54,444	54,086
Deferred revenue, net of current portion	4,495	4,678
Operating lease liabilities, net of current portion	15,744	17,357
Other liabilities	9,439	10,866
Total liabilities	1,268,180	1,618,584
Commitments and contingencies
Stockholders’ equity:
Preferred stock; 20,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 180,000,000 shares authorized, 61,595,276 and 60,904,638 shares issued at March 31, 2021 and December 31, 2020, respectively	62	61
Additional paid-in capital	574,958	544,963
Treasury stock, at cost; 12,760,956 and 12,054,268 shares at March 31, 2021 and December 31, 2020, respectively	(399,583)	(353,091)
Accumulated other comprehensive income (loss)	4,163	(2,497)
Retained earnings	236,560	236,714
Total stockholders’ equity	416,160	426,150
Total liabilities and stockholders’ equity	$1,684,340	$2,044,734

Blackbaud, Inc.
Consolidated Statements of Comprehensive Income
(Unaudited)

(dollars in thousands, except per share amounts)	Three months ended March 31,
	2021	2020
Revenue
Recurring	$206,750	$204,867
One-time services and other	12,441	18,754
Total revenue	219,191	223,621
Cost of revenue
Cost of recurring	88,865	89,551
Cost of one-time services and other	14,520	15,314
Total cost of revenue	103,385	104,865
Gross profit	115,806	118,756
Operating expenses
Sales, marketing and customer success	48,793	58,735
Research and development	29,179	24,977
General and administrative	30,587	25,855
Amortization	549	741
Restructuring	54	24
Total operating expenses	109,162	110,332
Income from operations	6,644	8,424
Interest expense	(5,114)	(4,159)
Other (expense) income, net	(1,010)	1,070
Income before provision for income taxes	520	5,335
Income tax provision	684	696
Net (loss) income	$(164)	$4,639
Earnings (loss) per share
Basic	$—	$0.10
Diluted	$—	$0.10
Common shares and equivalents outstanding
Basic weighted average shares	47,363,197	48,036,300
Diluted weighted average shares	47,363,197	48,455,751
Other comprehensive income (loss)
Foreign currency translation adjustment	2,511	(5,728)
Unrealized gain (loss) on derivative instruments, net of tax	4,149	(3,122)
Total other comprehensive income (loss)	6,660	(8,850)
Comprehensive income (loss)	$6,496	$(4,211)

Blackbaud, Inc.
Consolidated Statements of Cash Flows
(Unaudited)

	Three months ended March 31,
(dollars in thousands)	2021	2020
Cash flows from operating activities
Net (loss) income	$(164)	$4,639
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	20,461	21,804
Provision for credit losses and sales returns	2,141	2,488
Stock-based compensation expense	30,005	13,580
Deferred taxes	(1,142)	954
Amortization of deferred financing costs and discount	506	188
Other non-cash adjustments	(32)	102
Changes in operating assets and liabilities, net of acquisition and disposal of businesses:
Accounts receivable	10,407	(3,876)
Prepaid expenses and other assets	(17,426)	(5,303)
Trade accounts payable	7,550	(4,021)
Accrued expenses and other liabilities	549	(31,694)
Deferred revenue	(22,752)	(23,364)
Net cash provided by (used in) operating activities	30,103	(24,503)
Cash flows from investing activities
Purchase of property and equipment	(3,470)	(2,867)
Capitalized software development costs	(9,302)	(10,937)
Net cash used in investing activities	(12,772)	(13,804)
Cash flows from financing activities
Proceeds from issuance of debt	80,700	144,700
Payments on debt	(59,667)	(86,075)
Employee taxes paid for withheld shares upon equity award settlement	(18,426)	(19,782)
Proceeds from exercise of stock options	—	1
Change in due to customers	(353,597)	(311,095)
Change in customer funds receivable	(563)	(733)
Purchase of treasury stock	(28,066)	—
Dividend payments to stockholders	—	(5,960)
Net cash used in financing activities	(379,619)	(278,944)
Effect of exchange rate on cash, cash equivalents and restricted cash	230	(2,822)
Net decrease in cash, cash equivalents and restricted cash	(362,058)	(320,073)
Cash, cash equivalents and restricted cash, beginning of period	644,969	577,295
Cash, cash equivalents and restricted cash, end of period	$282,911	$257,222
The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the consolidated balance sheets that sum to the total of the same such amounts shown above in the consolidated statements of cash flows:

(dollars in thousands)	March 31, 2021	December 31, 2020
Cash and cash equivalents	$27,753	$35,750
Restricted cash	255,158	609,219
Total cash, cash equivalents and restricted cash in the statement of cash flows	$282,911	$644,969

Blackbaud, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)

(dollars in thousands, except per share amounts)	Three months ended March 31,
	2021	2020
GAAP gross profit	$115,806	$118,756
GAAP gross margin	52.8%	53.1%
Non-GAAP adjustments:
Add: Stock-based compensation expense	5,358	865
Add: Amortization of intangibles from business combinations	9,128	10,930
Add: Employee severance	—	32
Subtotal	14,486	11,827
Non-GAAP gross profit	$130,292	$130,583
Non-GAAP gross margin	59.4%	58.4%

GAAP income from operations	$6,644	$8,424
GAAP operating margin	3.0%	3.8%
Non-GAAP adjustments:
Add: Stock-based compensation expense	30,005	13,580
Add: Amortization of intangibles from business combinations	9,677	11,671
Add: Employee severance	991	97
Add: Acquisition-related integration costs	(98)	(32)
Add: Acquisition-related expenses	65	139
Add: Restructuring and other real estate activities	(111)	24
Subtotal	40,529	25,479
Non-GAAP income from operations	$47,173	$33,903
Non-GAAP operating margin	21.5%	15.2%

GAAP income before provision for income taxes	$520	$5,335
GAAP net (loss) income	$(164)	$4,639

Shares used in computing GAAP diluted earnings per share	47,363,197	48,455,751
GAAP diluted earnings per share	$—	$0.10

Non-GAAP adjustments:
Add: GAAP income tax provision	684	696
Add: Total non-GAAP adjustments affecting income from operations	40,529	25,479
Non-GAAP income before provision for income taxes	41,049	30,814
Assumed non-GAAP income tax provision(1)	$8,210	$6,163
Non-GAAP net income	$32,839	$24,651

Shares used in computing non-GAAP diluted earnings per share	48,387,042	48,455,751
Non-GAAP diluted earnings per share	$0.68	$0.51
(1)Blackbaud applies a non-GAAP effective tax rate of 20.0% when calculating non-GAAP net income and non-GAAP diluted earnings per share.

Blackbaud, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(Unaudited)

(dollars in thousands)	Three months ended March 31,
	2021	2020
GAAP revenue	$219,191	$223,621
GAAP revenue growth	(2.0)%
Add: Non-GAAP acquisition-related revenue(1)	—	—
Non-GAAP organic revenue(2)	$219,191	$223,621
Non-GAAP organic revenue growth	(2.0)%

Non-GAAP organic revenue(2)	$219,191	$223,621
Foreign currency impact on non-GAAP organic revenue(3)	(1,953)	—
Non-GAAP organic revenue on constant currency basis(3)	$217,238	$223,621
Non-GAAP organic revenue growth on constant currency basis	(2.9)%

GAAP recurring revenue	$206,750	$204,867
GAAP recurring revenue growth	0.9%
Add: Non-GAAP acquisition-related revenue(1)	—	—
Non-GAAP organic recurring revenue	$206,750	$204,867
Non-GAAP organic recurring revenue growth	0.9%
(1)Non-GAAP acquisition-related revenue excludes incremental acquisition-related revenue calculated in accordance with GAAP that is attributable to companies acquired in the current fiscal year. For companies acquired in the immediately preceding fiscal year, non-GAAP acquisition-related revenue reflects presentation of full-year incremental non-GAAP revenue derived from such companies, as if they were combined throughout the prior period, and it includes the non-GAAP revenue from the acquisition-related deferred revenue write-down attributable to those companies.
(2)Non-GAAP organic revenue for the prior year periods presented herein may not agree to non-GAAP organic revenue presented in the respective prior period quarterly financial information solely due to the manner in which non-GAAP organic revenue growth is calculated.
(3)To determine non-GAAP organic revenue growth on a constant currency basis, revenues from entities reporting in foreign currencies were translated to U.S. Dollars using the comparable prior period's quarterly weighted average foreign currency exchange rates. The primary foreign currencies creating the impact are the Australian Dollar, British Pound, Canadian Dollar and EURO.

Blackbaud, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(Unaudited)

(dollars in thousands)	Three months ended March 31,
	2021	2020
GAAP net income	$(164)	$4,639
Non-GAAP adjustments:
Add: Interest, net	4,962	3,637
Add: GAAP income tax provision	684	696
Add: Depreciation	3,211	3,541
Add: Amortization of intangibles from business combinations	9,677	11,671
Add: Amortization of software development costs(1)	7,963	6,672
Subtotal	26,497	26,217
Non-GAAP EBITDA	$26,333	$30,856
Non-GAAP EBITDA margin	12.0%

Non-GAAP adjustments:
Add: Acquisition-related deferred revenue write-down	—	—
Add: Stock-based compensation expense	30,005	13,580
Add: Employee severance	991	97
Add: Acquisition-related integration costs	(98)	(32)
Add: Acquisition-related expenses	65	139
Add: Restructuring and other real estate activities	(111)	24
Subtotal	30,852	13,808
Adjusted Non-GAAP EBITDA	$57,185	$44,664
Adjusted Non-GAAP EBITDA margin	26.1%

Rule of 40(2)	24.1%
(1)Includes amortization expense related to software development costs and amortization expense from capitalized cloud computing implementation costs.
(2)Measured by non-GAAP organic revenue growth plus non-GAAP adjusted EBITDA margin. See Non-GAAP organic revenue growth table above.

(dollars in thousands)	Three months ended March 31,
	2021	2020
GAAP net cash provided by operating activities	$30,103	$(24,503)
Less: purchase of property and equipment	(3,470)	(2,867)
Less: capitalized software development costs	(9,302)	(10,937)
Non-GAAP free cash flow	$17,331	$(38,307)